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                                                                      EXHIBIT 23

                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed SEC File No. 333-13069.


                                                Arthur Andersen LLP

Memphis, Tennessee
September 29, 1997